                                                                  Exhibit (1)(g)

                                   THE GALAXY FUND
                           (A Massachusetts Business Trust)

                       CERTIFICATE OF CLASSIFICATION OF SHARES


          I, W. Bruce McConnel, III, do hereby certify as follows:

          (1) That I am the duly elected Secretary of The Galaxy Fund (the "Trust");

          (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of the Trust at the regular meeting of the Board held on December 5, 1991;

          (3) That the following resolutions were duly adopted at the meeting by the Board of Trustees of the Trust:


          I.   CREATION OF TWO SERIES OF CLASS K SHARES
                    (SMALL COMPANY EQUITY FUND).

               RESOLVED, that pursuant to Section 5.1 of the Trust's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class K shares, consisting of two separate series of shares of beneficial interest designated as Class K - Series 1 shares and Class K - Series 2 shares, both series representing interests in the Small Company Equity Fund of the Trust;

               FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class K - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class K - Series 2 shares and any other shares of beneficial interest in the Trust hereafter designated as Class K shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class K shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class K - Series 1 share and Class K - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class K - Series 1 share and Class K
     - Series 2 share shall have upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class K shares (irrespective of series designation);

               FURTHER RESOLVED, that each Class K - Series 1 share and each Class K - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class K share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class K shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class K shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

               (a) only Class K - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class K - Series 1, as well as any other expenses and liabilities directly attributable to Class K - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

               (b) Class K - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class K shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class K other than Class K - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

               (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Class K - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class K - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Class K - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class K - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class K - Series 1 shares;

               (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Class K - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class K - Series 1 shares, such shares shall be entitled to vote and, in such case, Class K - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

     2.   CREATION OF TWO SERIES OF CLASS L SHARES
                    (SHORT-TERM BOND FUND).

               RESOLVED, that pursuant to Section 5.1 of the Trust's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class L shares, consisting of two separate series of shares of beneficial interest designated as Class L - Series 1 shares and Class L - Series 2 shares, both series representing interests in the Short-Term Bond Fund of the Trust;

               FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class L - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class L - Series 2 shares and any other shares of beneficial interest in the Trust hereafter designated as Class L shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class L shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class L - Series 1 share and Class L - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class L - Series 1 share and Class L
     - Series 2 share shall have upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class L shares (irrespective of series designation);

               FURTHER RESOLVED, that each Class L - Series 1 share and each Class L - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class L share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class L shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class L shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

               (a) only Class L - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class L - Series 1, as well as any other expenses and liabilities directly attributable to Class L - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

               (b) Class L - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class L shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class L other than Class L - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

               (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Class L - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class L - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Class L - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class L - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class L - Series 1 shares;

               (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Class L - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class L - Series 1 shares, such shares shall be entitled to vote and, in such case, Class L - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

     3.   CREATION OF TWO SERIES OF CLASS M SHARES
                    (TAX-EXEMPT BOND FUND).

               RESOLVED, that pursuant to Section 5.1 of the Trust's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class M shares, consisting of two separate series of shares of beneficial interest designated as Class M - Series 1 shares and Class M - Series 2 shares, both series representing interests in the Tax-Exempt Bond Fund of the Trust;

               FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class M - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class M - Series 2 shares and any other shares of beneficial interest in the Trust hereafter designated as Class M shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class M shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class M - Series 1 share and Class M - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form:

               FURTHER RESOLVED, that each Class M - Series 1 share and Class M
     - Series 2 share shall have upon its Issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class M shares (irrespective of series designation);

               FURTHER RESOLVED, that each Class M - Series 1 share and each Class M - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class M share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class M shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class M shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

               (a) only Class M - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class M - Series 1, as well as any other expenses and liabilities directly attributable to Class M - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

               (b) Class M - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class M shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class M other than Class M - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

               (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Class M - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class M - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Class M - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class M - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class M - Series 1 shares;

               (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Class M - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class M - Series 1 shares, such shares shall be entitled to vote and, in such case, Class M - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

     5.   CREATION OF TWO SERIES OF CLASS N SHARES
          (ASSET ALLOCATION FUND).

               RESOLVED, that pursuant to Section 5.1 of the Trust's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class N shares, consisting of two separate series of shares of beneficial interest designated as Class N - Series 1 shares and Class N - Series 2 shares, both series representing interests in the Asset Allocation Fund of the Trust;

               FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class N - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class N - Series 2 shares and any other shares of beneficial interest in the Trust hereafter designated as Class N shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class N shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class N - Series 1 share and Class N - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class N - Series 1 share and Class N
     - Series 2 share shall have upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class N shares (irrespective of series designation);

               FURTHER RESOLVED, that each Class N - Series 1 share and each Class N - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class N share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class N shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class N shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

               (a) only Class N - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class N - Series 1, as well as any other expenses and liabilities directly attributable to Class N Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

               (b) Class N - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class N shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class N other than Class N - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

               (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Class N - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class N - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Class N - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class N - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class N - Series 1 shares;

               (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Class N - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class N - Series 1 shares, such shares shall be entitled to vote and, in such case, Class N - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

     4.   CREATION OF TWO SERIES OF CLASS O SHARES
                    (NEW YORK MUNICIPAL BOND FUND)..

               RESOLVED, that pursuant to Section 5.1 of the Trust's Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in the Trust be, and hereby is, classified into a new class of shares denominated as Class O shares, consisting of two separate series of shares of beneficial interest designated as Class O - Series 1 shares and Class O - Series 2 shares, both series representing interests in the New York Municipal Bond Fund of the Trust;

               FURTHER RESOLVED, that all consideration received by the Trust for the issue or sale of Class O - Series 1 shares shall be invested and reinvested with the consideration received by the Trust for the issue and sale of Class O - Series 2 shares and any other shares of beneficial interest in the Trust hereafter designated as

     Class O shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Trust allocated to Class O shares (irrespective of series designation) by the Board of Trustees in accordance with the Trust's Declaration of Trust, and each Class O - Series 1 share and Class O - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

               FURTHER RESOLVED, that each Class O - Series 1 share and Class O
     - Series 2 share shall have upon its issuance, all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in the Trust now or hereinafter designated as Class O shares (irrespective of series designation);

               FURTHER RESOLVED, that each Class O - Series 1 share and each Class O - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in the Trust now or hereafter designated as a Class O share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of the Trust in respect of Class O shares (irrespective of series designation) and in respect of any general expenses and liabilities of the Trust allocated to Class O shares by the Board of Trustees in accordance with the Trust's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

               (a) only Class O - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class O - Series 1, as well as any other expenses and liabilities directly attributable to Class O Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

               (b) Class O - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of the Trust pursuant to which an organization or other person agrees to provide services with respect to Class O shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class O other than Class O - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

               (c) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, only Class O - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in the Trust other than Class O - Series 1 shares, such other affected shares in the Trust shall also be entitled to vote and, in such case, Class O - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of the Trust; and (ii) if said matter does not affect Class O - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in the Trust other than Class O - Series 1 shares;

               (d) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by the Trust relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of the Trust, Class O - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of the Trust, and except that if said matter affects Class O - Series 1 shares, such shares shall be entitled to vote and, in such case, Class O - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in the Trust voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

          (4) That the foregoing resolutions remain in full force and effect on the date hereof.


                              /s/ W. Bruce McConnel, III
                              --------------------------------
                              W. Bruce McConnel, III


Dated:  December 10, 1991

Commonwealth of Pennsylvania  :
                              : ss
County of Philadelphia        :


Subscribed and sworn to
before me this 10th day
of December, 1991


/s/ Georgeanna Griffith
------------------------------
Notary Public
My Commission Expires: